                                                                    Exhibit 10.1

                                  AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

         AMENDMENT, dated as of June 11, 2002 (this "AMENDMENT"), to the Credit and Guaranty Agreement, dated as of February 3,2000 (such agreement as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among XO COMMUNICATIONS, INC. (formerly, NEXTLINK Communications, Inc.), a Delaware corporation (the "COMPANY"), CERTAIN SUBSIDIARIES OF THE COMPANY, as Guarantors, VARIOUS LENDERS (each individually referred to herein as a "LENDER" and collectively as the "LENDERS", TORONTO DOMINION (TEXAS), INC., as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), BARCLAYS BANK PLC and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Co-Documentation Agents (in such capacity, each a "CO-DOCUMENTATION AGENT"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP") and TD SECURITIES (USA) INC., as Co-Lead Arrangers, and GSCP, as Syndication Agent (in such capacity, "SYNDICATION AGENT").

                                    RECITALS:

         WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement;

         WHEREAS, the Lenders and Company are working toward a reorganization of Company and are seeking to protect the interests of the Lenders, as a group, from other parties who may seek to purchase interests under the Credit Agreement or in the Notes or the legal or beneficial interests thereunder in order to pursue actions inconsistent with the interests of the Lenders; and

         WHEREAS, Company has requested that the Lenders, subject to and upon the terms and conditions set forth herein to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, each of Company's Subsidiaries party hereto, the Requisite Lenders and Agents party hereto agree as follows:


SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

         Subject to the conditions set forth in Section 2 of this Amendment, the provisions set forth in this Section 1 shall remain in effect until the earlier of (i) September 15, 2002 and (ii) the date which Requisite Lenders consent to the rescission of such provisions, which such rescission shall not require the consent of the Company.

         a. Section 10.6(c) of the Credit Agreement is hereby amended by amending and restating the leadin sentence therein in its entirety as follows:

                  "(c) Upon receipt of the prior written consent of Requisite Lenders, each Lender shall have the right to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including, without limitation, all or a portion of its Commitment or Loans owing to it, Note or Notes held by it, or other Obligation (PROVIDED, HOWEVER, that each such assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of every Loan and its related Commitments):"

         b. Section 10.6(h) of the Credit Agreement is hereby amended by amending and restating the first sentence therein in its entirety as follows:

                  "(h) Upon receipt of the prior written consent of Requisite Lenders, each Lender shall have the right to sell one or more participations to any Person (other than Company, any of its Subsidiaries or any of its Affiliates) in all or any part of its Commitments, Loans or in any other Obligation."

         c. Section 10.6 of the Credit Agreement is hereby amended by adding the following new Section 10.6(j) at the end of Section 10.6:

                  "(j) Without receiving the prior written consent of the Requisite Lenders in each case, no Lender shall nor shall any Lender agree to, directly or indirectly, sell, assign, transfer or otherwise grant any interest however designated in any of its economic rights or any other interests it may have with respect to its rights and obligations under this Agreement, including, without limitation, all or a portion of Loans owing to it, Note or Notes held by it, or other Obligations, to any Person."


SECTION 2. CONDITIONS PRECEDENT

         The provisions set forth in Section 1 hereof shall be effective as of the date (the "AMENDMENT EFFECTIVE DATE") on which Administrative Agent shall have received sufficient copies of this Amendment, originally executed and delivered by each applicable Credit Party and the Requisite Lenders.

         Upon the occurrence of the Amendment Effective Date, the Credit Agreement as amended by Section 1 hereof and all references in any other Credit Document to the Credit Agreement shall be a reference to such Agreement as modified pursuant to Section 1.

SECTION 3. MISCELLANEOUS

         a. Except as specifically amended and waived by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         b. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Lender or Agent under, the Credit Agreement or any of the other Credit Documents.

         c. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

         d. In case any provision in or obligation hereunder shall be invalid, illegal or un-enforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         e. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         f. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         g. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            [The remainder of this page is intentionally left blank.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                   XO COMMUNICATIONS, INC.

             By:   /s/ Noelle Beams
                   -----------------------------------
                   Name: Noelle Beams
                   Title: VP & Treasurer
GUARANTORS

                   XO ALABAMA, INC.
                   XO ARIZONA, INC.
                   XO CALIFORNIA, INC.
                   XO CAPITAL, INC.
                   XO COLORADO, LLC
                   XO CONNECTICUT, INC.
                   XO DELAWARE, INC.
                   XO D.C., INC.
                   XO FLORIDA, INC.
                   XO GEORGIA, INC.
                   XO HAWAII, INC.
                   XO IDAHO, INC.
                   XO ILLINOIS, INC.
                   XO INDIANA, INC.
                   XO INTERCITY HOLDINGS NO. 1, LLC
                   XO INTERCITY HOLDINGS NO. 2, LLC
                   XO KANSAS, INC.
                   XO KENTUCKY, INC.
                   XO LMDS HOLDINGS NO. 1, INC.
                   XO LOUISIANA, INC.
                   XO MAINE, INC.
                   XO MANAGEMENT SERVICES, INC.
                   XO MANAGEMENT SERVICES NEVADA, INC.
                   XO MARYLAND, LLC
                   XO MASSACHUSETTS, INC.
                   XO MICHIGAN, INC.
                   XO MINNESOTA, LLC
                   XO MISSISSIPPI, INC.
                   XO MISSOURI, INC.
                   XO NEW HAMPSHIRE, INC.
                   XO NEW JERSEY, INC.
                   XO NEW MEXICO, INC.


                   By:     /s/ Noelle Beams
                           ------------------------------------
                           Name: Noelle Beams
                           Title: VP & Treasurer

GUARANTORS
(CONTINUED)

                   XO NEW YORK, INC.
                   XO NORTH CAROLINA, INC.
                   XO OHIO, INC.
                   XO OREGON, INC.
                   XO PENNSYLVANIA, INC.
                   XO RHODE ISLAND, INC.
                   XO SOUTH CAROLINA, INC.
                   XO TENNESSEE, INC.
                   XO TEXAS, INC.
                   XO UTAH, INC.
                   XO VIRGINIA, LLC
                   XO WASHINGTON, INC.
                   XO WEST VIRGINIA, INC.
                   XO WISCONSIN, INC.


                   By:     /s/ Noelle Beams
                           ------------------------------------
                           Name: Noelle Beams
                           Title: VP & Treasurer

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LENDERS:

Bank of America, N. A.


Amount of Claim: $63,490,000


By:      /s/ H.g. Wheelock
         --------------------------------
         Name:  H.G. Wheelock
         Title:    Managing Director

LENDERS:

Barclays Bank PLC


Amount of Claim: $62,500,000 plus interest

By:      /s/ Arthur J. Olsen
         --------------------------------
         Name:  Arthur J. Olsen
         Title:    Director

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LENDERS:

Credit Lyonnais New York Branch


Amount of Claim: $35,000,000 plus accrued interest


By:      /s/ Linda D. Tulloch
         --------------------
         Name:  Linda D. Tulloch
         Title:    VP






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LENDERS:

Credit Suisse First Boston


Amount of Claim: $27,000,000


By:      /s/ David L. Sawyer             /s/ Carol Flaton
         ------------------------------------------------
         Name:  David L. Sawyer              Carol Flaton
         Title: Director                     Director

LENDERS:

Deutsche Bank Trust Company Americas


Amount of Claim: $50,000,000.00


By:      /s/ Anca Trifan
         ------------------------------------
         Name:  Anca Trifan
         Title:    Director







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LENDERS:

Export Development Canada


Amount of Claim: $25,000,000
                  ----------


By:        /s/ Lynda Bernst               /s/  L. Rebolledo
         --------------------------------------------------
         Name:  Lynda Bernst                   L. Rebolledo
         Title: Portfolio Manager              Assistant Manager








                                      -8-
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LENDERS:

Fleet National Bank


Amount of Claim: $33,400,000.00
                  -------------


By:      /s/ Kay H. Campbell
         --------------------------------
         Name:  Kay H. Campbell
         Title: Vice President






                                      -9-
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LENDERS:

JP Morgan Chase


Amount of Claim: $97,500,000


By:      /s/ David E. Oliver
         --------------------------------
         Name:  David E. Oliver
         Title: Vice President





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LENDERS:

THE BANK OF NOVA SCOTIA


Amount of Claim: $50,000,000


By:      /s/ Olivia L. Braun
         --------------------------------
         Name:  Olivia L. Braun
         Title: Director







                                      -11-
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LENDERS:

Toronto Dominion (Texas), Inc.


Amount of Claim: $62,500,000


By:      /s/ Lynn Chasin
         Name:  Lynn Chasin
         Title: Vice President









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